                                                                    Exhibit 99.2

                        COMMON STOCK PURCHASE AGREEMENT

     This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 25th day of June, 2000 between Expedia, Inc., a Washington corporation (the "Company"), TCV IV, L.P., a Delaware limited partnership, and TCV IV Strategic Partners, L.P., a Delaware limited partnership (collectively, the "Purchasers").

                                   RECITALS

     WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), on the terms and conditions set forth in this Agreement; and

     WHEREAS, concurrently with this Agreement the Company is issuing to each Purchaser a warrant to acquire their common stock in the form attached hereto on Exhibit C, respectively (the "Warrant");

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1

          Agreement to Purchase and Sell Common Stock and the Warrant

     1.1  Agreement to Purchase and Sell Common Stock.  Upon the terms and
          -------------------------------------------
subject to the conditions of this Agreement, the Company hereby agrees to sell to the Purchasers at the Closing (as defined below), and the Purchasers agree to purchase from the Company at the Closing, an aggregate of 3,011,293 shares consisting of the number of shares of Common Stock, (the "Shares") shown opposite each such Purchaser's name on the Schedule of Purchasers hereto at a price of $16.604167 per share (the "Per Share Purchase Price") for an aggregate purchase price of 50,000,011.86.

     1.2  Agreement to Grant the Warrant.  Upon the terms and conditions of this
          ------------------------------
Agreement, the Company agrees to grant to each Purchaser for additional consideration of $0.01 per Share and each Purchaser agrees to accept a Warrant for the purchase of the number of shares of Common Stock, as shown opposite each Purchaser's name on the Schedule of Purchasers hereto, or an aggregate of 602,259 shares exercisable at the Per Share Purchase Price for the aggregate additional consideration of $6,022.59. ( the "Warrant Shares").

                                   SECTION 2

                            Closing Date; Delivery

     2.1  Closing Date.  The Closing of the purchase and sale of the Shares
          ------------
hereunder (the "Closing") shall be held at the offices of the Company at 5:00 p.m., as soon as practicable but in no event (i) more than three (3) business days after satisfaction of all the conditions other than those that are to be satisfied as of the Closing or (ii) sooner than July 17, 2000, or at such other time and place as the Company and the Purchasers mutually agree (the date of the Closing being hereinafter referred to as the "Closing Date").

     2.2  Delivery.  At the Closing, the Company will deliver to each Purchaser
          --------
a certificate or certificates representing the Shares and a duly executed Warrant as purchased by each such Purchaser against payment of the aggregate purchase price as provided in Section 1.1 by wire transfer of immediately available funds to an account designated by the Company. Each certificate or certificates representing the Shares shall be subject to the following legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

          The Company agrees to remove the legend set forth in the preceding paragraph upon receipt of an opinion of counsel in form and substance reasonably satisfactory to the Company that the Shares or the shares of Common Stock issuable upon conversion of the Shares are eligible for transfer without registration under the Securities Act or if sold under Rule 144 such evidence of compliance as is customarily required.

                                   SECTION 3

                 Representations and Warranties of the Company

     Except as disclosed in a document referring specifically to the representations and warranties in this Agreement which identifies by section number the section and subsection to which such disclosure relates and is delivered by Company to each Purchaser prior to the execution of this Agreement (which is attached as Exhibit A hereto), the Company hereby represents and warrants to each Purchaser as follows:

     3.1  Organization.  The Company is a corporation duly organized and validly
          ------------
existing under the laws of the State of Washington. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to be so qualified would not have a materially adverse effect on the Company and its subsidiaries, taken as a whole.

     3.2  Authorization.  All corporate action on the part of the Company
          -------------
necessary for the authorization, execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement (attached as Exhibit B hereto) by the Company and the authorization, sale, issuance and delivery of the Shares, the Warrants and the Warrant Shares hereunder has been taken. This Agreement, the Warrant and the Registration Rights Agreement constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to Section 6 of the Registration Rights Agreement. Upon their issuance and delivery pursuant to this Agreement and the Warrant, the Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free of any preemptive rights or other encumbrances. The issuance and sale of the Shares, the Warrants and the Warrant Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

     3.3  No Conflict.  The execution and delivery of this Agreement, the
          -----------
Warrant and the Registration Rights Agreement do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under, any provision of the Articles of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company and its subsidiaries, taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated under said agreements.

     3.4  SEC Documents.  The Company has filed all required reports, schedules,
          -------------
forms, statements and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") on and after November 9, 1999 (including the registration statement filed in connection with the Company's initial public offering, the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents, except to the extent that information contained in any SEC Document has been revised or superseded by a later Filed SEC Document (as defined below), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company's prospectus dated November 9, 1999 and the forms 10-Q filed February 14, 2000 and May 15, 2000 comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or as described in writing to the Purchasers prior to the date hereof) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cashflows for the periods then ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the Filed SEC Documents (as defined below), neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of the Company and its consolidated subsidiaries or in the notes thereto that was not so disclosed other than any liabilities or obligations which could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

     3.5  Absence of Certain Changes or Events. Except as disclosed in the SEC
          ------------------------------------
Documents filed and publicly available (either on the EDGAR system or by delivery to the Purchasers) prior to the date of this Agreement (the "Filed SEC Documents"), since the date of the most recent audited financial statements included in the Filed SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss of property, whether or not covered by insurance, that has or is likely to have a material adverse effect on the Company and its subsidiaries taken as a whole, (iv) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP, (v) any material adverse effect on the Company and its subsidiaries taken as a whole,
(vi) any amendment, waiver or compromise of a material right of the Company or obligation owed to the Company under any of the Material Contracts (as defined below), (vii) any written notice from the SEC in connection with any investigation or action by the SEC which investigation or action seeks to, or could reasonably be expected to result in, the restatement by the Company of any of its current or previously disclosed financial statements, and to the actual knowledge of any of the executive officers of the Company ("Knowledge"), no such investigation or action has been threatened by, or is being considered by, the SEC and no facts or circumstances exist that could reasonably be expected to result in any such investigation, action or restatement of financial statements, or (viii) any discussion except as otherwise disclosed with any representative of any entity regarding the consolidation or merger of the Company with or into any such entity, regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company to such entity, regarding any transactions in which more than 50% of the voting power of the Company is disposed of, or regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

     3.6  Governmental Consent, etc  In reliance on the representations of the
          -------------------------
Purchasers contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, the Warrants or the Warrant Shares, or the consummation of any other transaction contemplated hereby or thereby, except (i) such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc. or (ii) the filings to be made by the parties under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act").

     3.7  Private Placement.. Subject in part to the truth and accuracy of the
          -----------------
Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Shares and the Warrants as contemplated by this Agreement is exempt, and the exercise of the Warrants and issuance of the Warrant Shares will be exempt, from the registration requirements of the Securities Act.

     3.8  Litigation.  Except as is disclosed in the Filed SEC Documents, there
          ----------
is no suit, action or proceeding pending against the Company or any of its subsidiaries that, individually or in the aggregate, would (i) have a material adverse effect on the Company and its subsidiaries taken as a whole, (ii) impair the ability of the Company to perform its obligations under this Agreement and the Registration Rights Agreement, or (iii) prevent the consummation of any of the transactions contemplated by said agreements.

     3.9.  Compliance with Other Instruments. The Company is not in violation
           ---------------------------------
or default of any provision of its Certificate of Incorporation or By-laws, each as amended and in effect as of the Closing. The Company it is not in material violation or default, and to the Company's Knowledge no other party thereto is in violation or default, (with or without notice or passage of time, or both) of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgement, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company, taken as a whole, or, to the Company's Knowledge, of any provision of any federal, state or local statute, rule or governmental regulation which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company, taken as a whole.

     3.10.  Material Contracts. The Filed SEC Documents include as exhibits all
            ------------------
contracts or other written agreements which in the reasonable judgment of the Company required to be filed with the SEC (collectively, the "Material Contracts"). Each Material Contract: (i) is valid and binding on the respective parties thereto and is in full force and effect, and (ii) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without penalty or other adverse consequence. Neither the Company nor any subsidiary is in breach of, or default under, any Material Contract, no other party to any Material Contract is in breach thereof or default thereunder, and there is no contract, agreement or other arrangement granting any Person any preferential right to purchase, other than in the ordinary course of business consistent with past practice, any of the properties or assets of the Company or any subsidiary.

     3.11  Capitalization.
           --------------

          (a) As of the date of this Agreement, the authorized capital stock of the Company consists of 120,000,000 shares of the Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share, of the Company (the "Company Preferred Stock").

          (b) As of March 31, 2000, there were approximately (1) 44,331,000 shares of the Common Stock issued and outstanding, (2) no shares of the Company Preferred Stock issued and outstanding, (3) 14,716,493 shares of the Common Stock reserved for issuance upon exercise of outstanding stock options issued by the Company to current or former employees and directors of the Company and its subsidiaries, and (4) no other shares or options, warrants or other rights to acquire shares of capital stock of the Company or securities convertible into capital stock of the Company.

          (c) All outstanding shares of the Common Stock are duly authorized, validly issued, fully paid and nonassessable, free from any liens created by the Company with respect to the issuance and delivery thereof and not subject to preemptive rights.

          (d) Other than as disclosed in the Filed SEC Documents, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal agreements, commitments or similar rights for the purchase or acquisition from the Company of any securities of the Company.

     3.12 Registration Rights.  All registration or similar rights relating to
          -------------------
this Agreement shall be governed by the Registration Rights Agreement, attached as Exhibit B hereto, of equal date herewith. Except as provided in the Registration Rights Agreement and Filed SEC Documents, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.


                                   SECTION 4

                Representations and Warranties of each Purchaser

     Each Purchaser hereby represents and warrants, severally and not jointly, to the Company as follows:

     4.1  Organization.  The Purchaser is a limited partnership duly organized
          ------------
and validly existing and in good standing under the laws of the State of Delaware, with all requisite statutory power and authority to own, lease and operate its properties and to conduct its business as now being conducted.

     4.2  Authority. All requisite action on the part of the Purchaser necessary
          ---------
for the authorization, execution, delivery and performance of this Agreement, the Warrant and the Registration Rights Agreement by the Purchaser has been taken. This Agreement, the Warrant and the Registration Rights Agreement have been duly executed and delivered by the Purchaser and constitute legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to
Section 6 of the Registration Rights Agreement. The execution and delivery of said agreements do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in any violation of any obligation under any provision of the Limited Partnership Agreement of the Purchaser or any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

     4.3  Investment.  The Purchaser is acquiring the Shares, the Warrants and
          ----------
the Warrant Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser understands that neither the Shares nor the Warrant Shares have been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations and warranties contained herein. Nothing contained in this Section 4.3 shall limit in any respect the Company's representations and warranties contained in this Agreement, the Warrants or any other written instrument delivered by the Company to the Purchasers hereunder or thereunder.

     4.4  Disclosure of Information.  The Purchaser has had full access to all
          -------------------------
information it considers necessary or appropriate to make an informed investment decision with respect to the Shares and the Warrant to be purchased by the Purchaser under this Agreement. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the Warrant and to obtain additional information necessary to verify any information furnished to the Purchaser or to which the Purchaser had access.

     4.5  Investment Experience.  The Purchaser understands that the purchase of
          ---------------------
the Shares, the Warrant and the Warrant Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, the Warrant and the Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares, the Warrant and the Warrant Shares and protecting its own interests in connection with this investment.

     4.6  Accredited Investor Status.  The Purchaser is an "accredited investor"
          --------------------------
within the meaning of Regulation D promulgated under the Securities Act.

     4.7  Restricted Securities.  The Purchaser understands that the Shares to
          ---------------------
be purchased by the Purchaser hereunder and pursuant to the Warrant are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser is familiar with Rule 144 of the Securities

Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company is under no obligation to register any of the Shares sold hereunder or pursuant to the Warrant except as provided in the Registration Rights Agreement.

     4.8  Governmental Consent, etc. In reliance on the representations of the
          --------------------------
Company contained herein, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except (i) such filings as may be required to be made with the SEC and the National Association of Securities Dealers, Inc. or (ii) the filings to be made by the parties under the HSR Act.

                                   SECTION 5

                   Conditions to Obligation of the Purchasers

     Each Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

  5.1  Representations and Warranties, Performance.  Each of the representations
       -------------------------------------------
and warranties of the Company contained in Section 3 and 7.7 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing. Each Purchaser shall have received a certificate signed by an officer of the Company to such effect on the Closing Date.

  5.2  No Order Pending; HSR.  There shall not then be in effect any order
       ---------------------
enjoining or restraining the transactions contemplated by this Agreement. All waiting periods applicable to the purchase of the Shares under the HSR Act shall have been terminated or expired.

  5.3  No Law Prohibiting or Restricting Sale of the Shares.  There shall not be
       ----------------------------------------------------
in effect any law, rule or regulation prohibiting or restricting the sale of the Common Stock (including without limitation the Shares and the Warrant Shares) or the Warrants, or requiring any consent or approval of any person which shall not have been obtained to issue the Common Stock.

  5.4  Registration Rights Agreement.  The Company shall have executed and
       -----------------------------
delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

  5.5  Opinion. Each Purchaser shall have received from Preston Gates & Ellis
       -------
LLP, counsel to the Company, an opinion dated as of the Closing covering the substantive issues in the form attached hereto as Exhibit D.

     5.6  Common Stock Warrant. The Company shall have delivered the Warrants to
          --------------------
each Purchaser, contingent on the closing of the offering contemplated hereby.

     5.7  Board Representation. (i) The Board of Directors of Company shall have
          --------------------
appointed Jay Hoag to the Company's Board of Directors, contingent on the closing of the offering contemplated by this Agreement, (ii) the Company shall have obtained for Mr. Hoag customary directors and officers liability insurance comparable to that currently in place for other outside directors of the Company. In addition, the Company hereby covenants that it shall continue to nominate or cause Mr. Hoag to continue to be nominated for election to the Board of Directors for so long as the Purchasers continue to own a number of shares of Common Stock of the Company equal to at least 2,000,000 of the Shares or Warrant Shares originally purchased hereunder (as adjusted for stock splits and combinations, stock dividends and the like).

     5.8  Listing. The Shares and the Warrant Shares shall have been approved
          -------
for listing, subject only to notice of issuance, on the NASDAQ National Market.

                                   SECTION 6

                    Conditions to Obligation of the Company

  The Company's obligation to sell and issue the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions:

     6.1  Representations and Warranties.  The representations and warranties of
          ------------------------------
each Purchaser, as applicable, contained in Section 4 and 7.7 will be true and correct on and as of the date hereof and on and as of the Closing Date with the same effect as though such representations and warranties had been made as of the Closing Date. The Company shall have received a certificate signed on behalf of each Purchaser by an officer of such Purchaser to such effect on the Closing Date.

     6.2  No Order Pending; HSR.  There shall not then be in effect any order
          ---------------------
enjoining or restraining the transactions contemplated by this Agreement. All waiting periods applicable to the purchase of the Shares under the HSR Act shall have been terminated or expired.

     6.3  No Law Prohibiting or Restricting the Sale of the Shares.  There shall
          --------------------------------------------------------
not be in effect any law, rule or regulation prohibiting or restricting the sale of the Shares, or requiring any consent or approval of any person which shall not have been obtained to issue the Shares with full benefits afforded the Common Stock (except as otherwise provided in this Agreement).

     6.4  Registration Rights Agreement.  Each Purchaser shall have executed and
          -----------------------------
delivered the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

                                   SECTION 7

                                 Miscellaneous

  7.1  Commercially Reasonable Efforts.  Each of the Company and the Purchasers
       -------------------------------
shall use its commercially reasonable best efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto to ensure that the conditions to the Closing set forth herein are satisfied on or before the Closing Date.

  7.2  Governing Law.  This Agreement shall be governed in all respects by the
       -------------
internal laws of the State of Washington as applied to contracts entered into solely between residents of, and to be performed entirely within, such state, and without reference to principles of conflicts of laws or choice of laws.

  7.3  Survival.  The representations and warranties in Sections 3, 4 and 7.7 of
       --------
this Agreement shall survive for one year after the Closing.

  7.4  Successors and Assigns.  This Agreement shall be binding upon and shall
       ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

  7.5  Entire Agreement; Amendment.  This Agreement, the Warrant, the
       ---------------------------
Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof (including without limitation the Letter of Intent dated June 14, 2000 from TCV IV, L.P. to the Company). Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

  7.6  Notices. All notices, requests, demands or other communications which are
       -------
required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, (iii) upon the first day after such notice is deposited with a nationally recognized overnight express courier, or (iv) upon the receipt of a written confirmation (other than the automatic confirmation that is received from the recipient's facsimile machine) of receipt by the recipient of such notice if sent by facsimile:

       (a)     if to the Company, to it at:

               Expedia, Inc.
               13810 SE Eastgate Way, Suite 400
               Bellevue, WA 98005
               Attention: Mark S. Britton, Vice President and General Counsel Telephone No.: (425) 564-7332
               Facsimile No.: (425) 564-7240
          with a copy to:

               Richard B. Dodd, Esq.
               Preston Gates & Ellis LLP
               701 Fifth Avenue, Suite 5000
               Seattle, WA 98104-7078
               Facsimile Number:  (206) 623-7022


          (b)  if to the Purchasers, to:

               TCV IV, L.P.
               TCV IV Strategic Partners, L.P.
               Technology Crossover Ventures
               575 High Street
               Suite 400, Palo Alto, CA 94301
               Telephone No: (650) 614-8210
               Facsimile No.: (650) 614-8222

          with a copy to:

               Technology Crossover Ventures
               56 Main Street, Suite 210
               Millburn, NJ 07041
               Attention: Robert C. Bensky
               Telephone No.: (973) 467-5320
               Facsimile No.: (973) 467-5323

               Ora Fisher, Esq.
               Latham & Watkins
               135 Commonwealth Drive
               Menlo Park, CA 94025
               Telephone No: (650) 328-4600
               Facsimile No.: (650) 463-2600

     7.7  Brokers.
          -------

          (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing to any party acting on behalf of the Company hereunder.

          (b) The Purchasers have not engaged, consented to or authorized any broker, finder or intermediary to act on their behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchasers hereby agree, severally and not jointly in proportion to their respective investments hereunder, to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any party acting on behalf of such Purchaser hereunder.

  7.8  Fees, Costs and Expenses.  The Company shall pay all fees, costs and
       ------------------------
expenses (including attorneys' fees and expenses and HSR fees) incurred by the Company and the Purchasers in connection with the preparation, negotiation and execution of this Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby, provided that such fees and expenses of the Purchasers are based on standard hourly billable rates and do not exceed an estimate provided in a letter from the Purchasers to the Company upon the execution of this Agreement and fees and expenses incurred in a registration of the Shares or the Warrant Shares shall be reimbursed only as provided in the Registration Rights Agreement.

  7.9  Severability.  If any term, provision, covenant or restriction of this
       ------------
Agreement or the Registration Rights Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restriction of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

  7.10  Counterparts. This Agreement may be executed in two or more partially or
        ------------
fully executed counterparts and by facsimile signatures each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of a Signature Page - Common Stock Purchase Agreement in the form attached to this Agreement by any party hereto who shall have been furnished the final form of this Agreement shall constitute the execution and delivery of this Agreement by such party.

  7.11  Initial Public Announcement.  The Company and the Purchasers shall each
        ---------------------------
agree on the form and content of the initial public announcement which shall be made concerning this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby, and neither the Company nor the Purchasers shall make such public announcement without the consent of the other, except as required by law.

  7.12   Legal Fees.  If any action at law or in equity (including arbitration)
         ----------
is necessary to enforce or interpret the terms of this Agreement, the Registration Rights Agreement or any Warrant the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

  7.13  Delays or Omissions.  No delay or omission to exercise any right, power
        -------------------
or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.


                     [this space left intentionally blank]

      SIGNATURE PAGE--COMMON STOCK PURCHASE AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date set forth above.

                         EXPEDIA, INC.


                         By: /s/ Gregory S. Stanger
                            ----------------------------------------------

                         Name: Gregory S. Stanger
                              --------------------------------------------

                         Title: Vice President and Chief Financial Officer
                               -------------------------------------------


                         TCV IV, L.P.
                         a Delaware Limited Partnership
                         By: Technology Crossover Management IV, L.L.C.
                         Its: General Partner


                         By: /s/ Robert C. Bensky
                            ---------------------------------------------

                         Name: Robert C. Bensky

                         Title: Attorney in Fact


                         TCV IV Strategic Partners, L.P.
                         a Delaware Limited Partnership
                         By: Technology Crossover Management IV, L.L.C.
                         Its: General Partner


                         By: /s/ Robert C. Bensky
                            ----------------------------------------------

                         Name: Robert C. Bensky

                         Title: Attorney in Fact

                                   EXHIBIT A


                          EXPEDIA DISCLOSURE SCHEDULE


Section 3.5 (viii)

Expedia has had disclosures with other parties relating to matters covered by clause (viii) of Section 3.5, the details of which have been discussed with Mr. Jay Hoag. Additional discussions may occur prior to the Closing, the existence of which shall not form the basis for a breach of a representation or a failure of the conditions to Closing provided that the material substances of such disclosures are disclosed to Mr. Jay Hoag.